                                                                    Exhibit 99

                  REVISED TERM SHEET DATED DECEMBER 8, 1997


                        GREEN TREE FINANCIAL CORPORATION

     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1997-E

                           $835,000,000 (APPROXIMATE)







--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                       TERM SHEET DATED DECEMBER 8, 1997

                        Green Tree Financial Corporation

     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1997-E

                           $835,000,000 (APPROXIMATE)

                              Subject to Revision

SELLER/SERVICER:   Green Tree Financial Corporation ("Green Tree")
TRUSTEE:           First Trust National Association
UNDERWRITERS:      Lehman Brothers (Lead), Merrill Lynch & Co.(Co), and Solomon
                    Smith Barney (Co)


                                    Ratings        WAL          Exp Final
                      Amount      (S&P/Fitch)   at 15% CPR      Maturity
                  -------------   ------------  -----------    -----------
To Call:
  HI:  A-1        $ 44,331,000     AAA / AAA       1.00          1/15/00
  HI:  A-2        $ 30,710,000     AAA / AAA       3.00          1/15/02
  HI:  A-3        $ 32,959,000     AAA / AAA       6.04          2/15/06
  HI:  M-1        $ 10,800,000     AA / AA         8.16          2/15/06
  HI:  M-2        $  6,750,000     A / A           8.16          2/15/06
  HI:  B-1        $  6,412,000     BBB / BBB       5.60          2/15/06
  HI:  B-2        $  3,038,000     BBB+ / A-       8.16          2/15/06
To Maturity
  HI:  A-3        $ 32,959,000     AAA / AAA       6.05          8/15/06
  HI:  M-1        $ 10,800,000     AA / AA        10.25          6/15/10
  HI:  M-2        $  6,750,000     A / A          15.74         11/15/22
  HI:  B-1        $  6,412,000     BBB / BBB       5.61          6/15/06
  HI:  B-2        $  3,038,000     BBB+ / A-      12.18         11/15/22
HI BALANCE        $135,000,000
                  ------------


                                    Ratings        WAL at       Exp Final
                      Amount      (S&P/Fitch)   100% of Base*   Maturity
                  -------------   ------------  -------------  -----------
To Call:
  HE:  A-1 ARM    $130,000,000     AAA / AAA       2.95          4/15/05
  HE:  A-1        $210,936,000     AAA / AAA       1.00         10/15/99
  HE:  A-2        $123,694,000     AAA / AAA       2.50          3/15/01
  HE:  A-3        $ 72,254,000     AAA / AAA       4.00         10/15/02
  HE:  A-4        $ 10,789,000     AAA / AAA       5.05          4/15/03
  HE   A-5        $ 14,077,000     AAA / AAA       5.85          8/15/04
  HE   A-6        $ 35,000,000     AAA / AAA       5.51          8/15/04
  HE   A-7 IO              n/a     AAA / AAA       2.99         12/15/00
  HE:  M-1        $ 42,560,000     AA / AA         7.99          2/15/06
  HE:  M-2        $ 26,390,000     A / A           8.16          2/15/06
  HE:  B-1        $ 24,675,000     BBB / BBB       4.68          2/15/06
  HE:  B-2        $  9,625,000     BBB+ / A-       8.16          2/15/06
To Maturity
  HE:  M-1        $ 42,560,000     AA / AA         8.41         10/15/07
  HE:  M-2        $ 26,390,000     A / A          12.00          2/15/27
  HE:  B-1        $ 24,675,000     BBB / BBB       4.69          7/15/07
  HE:  B-2        $  9,625,000     BBB+ / A-      14.10         12/15/27
HE BALANCE        $700,000,000
                  ------------

_______________
* The Fixed Rate Home Equity Contracts will be priced using 100% of Base Prepayment Assumption. 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 5% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.82% (precisely, 20/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 25%. The Adjustable Rate Home Equity Contracts will be priced using a constant prepayment rate of 25% CPR. The Home Improvement Contracts will be priced using a constant prepayment rate of 15% CPR.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:        Sub-Pool HI: December 1, 1997 (or the date of origination, if later)
                     Sub-Pool HE: November 1, 1997 (or the date of origination, if later)

EXP. PRICING:        December 10, 1997

EXP. SETTLEMENT:     December 17, 1997

LEGAL FINAL:         Sub-Pool HI: October 2028
                     Sub-Pool HE: January 2029

INTEREST/PRINCIPAL:  The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on January 15, 1998.

CROSS
 COLLATERALIZATION:  On each Payment Date the Amount Available for each Sub-Pool remaining after making distributions in respect of the related Certificates will generally be available to make distributions in respect to the Certificates related to the other Sub-Pool.

ERISA: Only the Class HI:A and Class HE:A Certificates are ERISA eligible.

TAX STATUS:          The Trust will consist of two segregated asset pools with
                     respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit" (a
                     "REMIC") for federal income tax purposes.

OPTIONAL REDEMPTION: 10% cleanup call.

ADDITIONAL
 COLLATERAL:         The data set forth below with respect to each Sub-Pool is
                     based solely on the contracts identified for inclusion in each Sub-Pool as of the related Cut-off Date ("Original
                     Home Improvement Contracts" and "Original Home Equity
                     Contracts"). Certain additional contracts will be identified for inclusion in each Sub-Pool prior to the Closing Date ("Additional Home Improvement Contracts" and
                     "Additional Home Equity Contracts"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent Contracts ("Subsequent Home Improvement
                     Contracts" and "Subsequent Home Equity Contracts"). It is expected that the additional and subsequent contracts will have characteristics which are substantially similar to the related group of original contracts.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                     HOME IMPROVEMENT CERTIFICATE STRUCTURE


CREDIT ENHANCEMENT:  Class HI:A:   20.00% subordination (Class HI:M-1, HI:M-2,
                                   HI:B-1 and HI:B-2) & Residual (Class C)
                     Class HI:M-1: 12.00% subordination (Class HI:M-2, HI:B-1,
                                   and HI:B-2) & Residual (Class C)
                     Class HI:M-2: 7.00% subordination (Class HI:B-1 and HI:B-2)
                                   & Residual (Class C)
                     Class HI:B-1: 2.25% subordination (Class HI:B-2) & Residual
                                   (Class C)
                     Class HI:B-2: Limited Guaranty & Residual (Class C)

DISTRIBUTIONS:       The Sub-Pool HI Amount Available will generally consist of payments made on or in respect of the Home Improvement
                     Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Improvement Contracts, and to the Class C
                     Certificate holder.

                     The Amount Available will generally be applied first to the distributions to the Class HI:A Certificateholders, then to the Class HI:M Certificateholders, then to the Class HI:M Certificateholders. and then to the Class HI:B Certificateholders.

                     Class HI:A Certificates are senior to Class HI:M and Class HI:B Certificates.

                     Class HI:M Certificates are senior to the Class HI:B Certificates.

LOSSES ON LIQUIDATED
 HI CONTRACTS:       If Net Liquidation Proceeds from Liquidated Contracts in
                     the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI:B-2
                     Certificateholders, then the Class HI:B-1
                     Certificateholders, then the Class HI:M-1
                     Certificateholders and then the Class HI:M-2
                     Certificateholders.

PRE-FUNDING FEATURE: On the Closing Date, a portion of the proceeds from the sale of the Class HI Certificates (the "Sub-Pool HI Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HI Pre-Funded Account") and used by the Trust to purchase Subsequent Home Improvement Contracts during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period"). The Sub-Pool HI Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any Amounts remaining in the Sub-Pool HI Pre-Funding Account following the Pre-Funding Period will be distributed in respect of each Class of Class HI Certificates on a pro-rata basis.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:A INTEREST: Interest will be paid concurrently on each Class of Class
                     HI:A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                     In the event that, on a particular Payment Date, the Class HI:A Remaining Amount Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of interest to the holders of outstanding Class HI:A Certificates, the amount of interest to be distributed in respect of the Class HI:A Certificates will be allocated among the Class HI:A Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HI:A Certificateholders are entitled to receive on the next Payment Date. Any amounts so carried forward will bear interest at the applicable Class HI:A Pass-Through Rate, to the extent legally permissible.

CLASS HI:A
  PRINCIPAL:         After payment of all interest distributable to the Class
                     HI:A Certificateholders, the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount will be distributed first to the Class HI:A-1
                     Certificateholders, until the Class HI:A-1 Principal
                     Balance has been reduced to zero, then to the class HI:A-2
                     Certificateholders until the Class HI:A-2 Principal Balance has been reduced to zero, and then to the Class HI:A-3
                     Certificateholders until the Class HI:A-3 Principal Balance has been reduced to zero.

                     The "Sub-Pool HI Senior Percentage" will equal 100% if any of the following exist:
                     i)   the Payment Date is prior to January 2001 (month 36);
                     ii) the Class HI:B Principal Balance represents less than 14% of the Scheduled Principal Balance of Sub-Pool HI; and
                     iii) each Class HI:B Principal Distribution Test (see
                          below) is not satisfied.

                     Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI:A Principal Balance and the Class HI:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

CLASS HI:M-1
 INTEREST:           After payment of Class HI:A Distribution Amount, interest
                     will be paid to the Class HI:M-1 Certificateholders in an amount equal to the product of (a) the Class HI:M-1 Pass-
                     Through Rate and (b) the then outstanding Class HI:M-1
                     Principal Balance (less the Class HI:M-1 Liquidation Loss
                     Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment
                     Date. Interest will be computed on 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI:M-1 Pass-Through Rate, to the extent legally possible.

CLASS HI:M-1
 PRINCIPAL:          Class HI:M-1 Certificateholders will not receive principal until Class HI:A Principal Balance has been reduced to zero. At that time the Class HI:M-1 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-1 Principal Balance has been reduced to zero.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:M-2
 INTEREST:           After payment of Class HI:A and Class HI:M-1 Distribution
                     Amount, interest will be paid to the Class HI:M-2
                     Certificateholders in an amount equal to the product of (a) the Class HI:M-2 Pass-Through Rate and (b) the then outstanding Class HI:M-2 Principal Balance (less the Class
                     HI:M-2 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI:M-2
                     Pass-Through Rate, to the extent legally possible.

CLASS HI:M-2
 PRINCIPAL:          Class HI:M-2 Certificateholders will not receive principal until Class HI:A and Class HI:M-1 Principal Balances have been reduced to zero. At that time the Class HI:M-2
                     Certificateholders will be entitled to receive the Sub-Pool
                     HI Senior Percentage of the Sub-Pool HI Formula Principal
                     Distribution Amount, until the Class HI:M-2 Principal
                     Balance has been reduced to zero.

CLASS HI:B-1
 INTEREST:           After payment of Class HI:A, Class HI:M-1 and Class HI:M-2 distribution Amounts, interest will be paid to the Class
                     HI:B-1 Certificateholders in an amount equal to the product of (a) the Class HI:B-1 Pass-Through Rate and (b) the then outstanding Class HI:B-1 Principal Balance (less the Class
                     HI:B-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI:B-1
                     Pass-Through Rate, to the extent legally possible.

CLASS HI:B-1
 PRINCIPAL:          The Class HI:B-1 Certificateholders will not receive
                     principal payments until (i) the Class HI:B Cross-over Date and (ii) such time as either (a) each Class HI:B Principal
                     Distribution Test is satisfied or (b) the Class HI:A
                     Principal Balance and the Class HI:M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of Class HI:A, and Class
                     HI:M Distribution Amounts and Class HI:B-1 interest, Class
                     HI:B-1 Certificateholders will receive the Class HI:B
                     Percentage of the Sub-Pool HI Formula Principal
                     Distribution Amount until Class HI:B-1 Principal Balance has been reduced to zero.

                     The Class HI:B Percentage will be equal to 100% minus the Sub-Pool HI Senior Percentage. The Class HI:B Percentage after the Class HI:A and Class HI:M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HI:B PRINCIPAL
 DISTRIBUTION
 TESTS:              (i)   the average of the Sub-Pool HI Sixty-Day Delinquency
                           Ratio as of the given Payment Date and the prior two
                           Payment Dates must not exceed 2.5%;

                     (ii) the average of the Sub-Pool HI Thirty-Day Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed 5%;

                     (iii) the Sub-Pool HI Cumulative Realized Losses
                           of the given Payment Date must not exceed 10%;

                     (iv) the Sub-Pool HI Current Realized Loss Ratio as of the given Payment Date must not exceed 2.5%; and

                     (v) the Class HI:B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal to or greater than 14%.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:B-2
 INTEREST:           After payment of Class HI:A, Class HI:M-1, Class HI:M-2 and
                     Class HI:B-1 Distribution Amounts, interest will be paid to the Class HI:B-2 Certificateholders in an amount equal to the product of (a) the Class HI:B-2 Pass-Through Rate and
                     (b) the then outstanding Class HI:B-2 Principal Balance
                     (less the Class HI:B-2 Liquidation Loss Principal Amount, if any). The Class HI:B-2 Limited Guaranty will be available to pay interest to the Class HI:B-2
                     Certificateholders if the Class HI:B-2 Remaining Amount
                     Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment
                     Date. Interest will be computed on 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI:B-2 Pass-Through Rate, to the extent legally possible.

CLASS HI:B-2
 PRINCIPAL:          Except as described below, the Class HI:B-2
                     Certificateholders will not receive principal payments until the Class HI:B-1 Principal Balance has been reduced to zero. At that time, if each Class HI:B Principal
                     Distribution Test is satisfied (unless the Class HI:A and
                     Class HI:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HI:A, the Class HI:M and the Class HI:B-1
                     Distribution Amounts and any amounts actually paid under the Class HI:B-2 Limited Guaranty, the Class HI:B-2
                     Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until Class HI:B-2 Principal Balance has been reduced to zero.

                     On each Payment Date, the Class HI:B-2 Certificateholders will also be entitled to receive, pursuant to the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

CLASS HI:B-2
 LIMITED GUARANTY:   The Class HI:B-2 Limited Guaranty will be available to pay the Class HI: B-2 Liquidation Loss Principal Amount and the
                     Class HI:B-2 Distribution Amount. The Class HI:B-2 Limited
                     Guaranty will be an unsecured general obligation of the Company.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:  Class HE:A:    14.75% subordination (Class HE:M-1, HE:M-2,
                                    HE:B-1 and HE:B-2) & Residual (Class C)
                     Class HE:M-1:  8.67% subordination (Class HE:M-2, HE:B-1,
                                    and HE:B-2) & Residual (Class C)
                     Class HE:M-2:  4.90% subordination (Class HE:B-1 and HE:B-
                                    2) & Residual (Class C)
                     Class HE:B-1:  1.375% subordination (Class HE:B-2) &
                                    Residual (Class C)
                     Class HE:B-2:  Limited Guaranty & Residual (Class C)

DISTRIBUTIONS:       Sub-Pool HE includes adjustable-rate closed-end home equity loans subject to interest rate adjustments after an initial period of up to 36 months (the "Adjustable Rate Home Equity
                     Contracts"; all Home Equity Contracts other than the Adjustable Rate Home Equity Contracts are referred to herein as the "Fixed Rate Home Equity Contracts").

                     The Sub-Pool HE Amount Available will generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts, and to the Class C Certificateholder.

                     The Amount Available will generally be applied first to the distributions to the Class HE:A Certificateholders, then to the Class HE:M Certificateholders, then to the Class HE:M Certificateholders. and then to the Class HE:B Certificateholders.

                     Class HE:A Certificates are senior to Class HE:M and Class HE:B Certificates. Class HE:M Certificates are senior to the Class HE:B Certificates.


PRE-FUNDING FEATURE: On the Closing Date, a portion of the proceeds from the sale of the Class HE:Certificates (the "Sub-Pool HE Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HE Pre-Funding Account") and used by the Trust to purchase Subsequent Home Equity Contracts during the Pre-Funding Period. The Sub-Pool HE Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Amounts remaining in the Sub-Pool Pre-Funding Account following the Pre-Funding Period will be (i) paid in respect of each class of Class HE: Certificates (other than the Class: HE: A-1 ARM Certificates) on a pro-rata basis in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Contracts which are Fixed Rate Home Equity Contracts, and (ii) paid in respect of the Class HE: A-1 ARM Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Contracts which are Adjustable Rate Home Equity Contracts.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

LOSSES ON LIQUIDATED
 HE CONTRACTS:       If Net Liquidation Proceeds from Liquidated Contracts in
                     the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE:B-2
                     Certificateholders, then the Class HE:B-1
                     Certificateholders, then the Class HE:M-1
                     Certificateholders and then the Class HE:M-2
                     Certificateholders.

CLASS HE:A INTEREST: Interest will be paid concurrently on each Class of Class
                     HE:A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class HE:A Certificates other than the Class HE:A-7 IO Certificates) or based on the "Notional Principal Amount" (in the case of the Class HE:A-7 IO Certificates). Interest will be calculated on the Class HE:A-7 IO Certificates on the basis of a "Notional Principal Amount" equal to the aggregate outstanding Certificate Principal Balance of the Class HE:A-6 Certificates (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class HE:A-7 IO Certificates are entitled to receive interest payments only through the Payment date in January 2001. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                     The Class HE:A-1 ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass Through Rate for the Class HE:A-1 ARM Certificates will be floating and will equal the lesser of:

                                    i.   one-month LIBOR plus the Pass-Through
                                         Margin;
                                    ii.  the Available Funds Pass-Through Rate;
                                         or
                                    iii. 14.00%.


                      The Pass-Through Margin will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts is 10% or more of the Principal Balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date, and [2 x initial pricing margin] per annum on each Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The Expense Adjusted Mortgage Rate on any Adjustable Rate Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is [.75]% per annum and equal to the sum of the servicing fee and the trustee fee.

                      Each other Class of Class A Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Class A Pass-Through Rate, to the extent legally permissible.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:A PRINCIPAL: After payment of all interest distributable to the Class
                      HE:A Certificateholders, the Class HE:A-1 ARM Formula Principal Distribution Amount will be distributed to the Class HE:A-1 ARM Certificateholders and the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount less the HE:A-6 Lockout Distribution Amount as defined below will be distributed first to the Class HE:A-1 Certificateholders, until the Class HE:A-1 Principal Balance has been reduced to zero, then to the Class HE:A-2 Certificateholders until the Class HE:A-2 Principal Balance has been reduced to zero, and then to the Class HE:A-3 Certificateholders until the Class HE:A-3 Principal Balance has been reduced to zero, and then to the Class HE:A-4 Certificateholders until the Class HE:A-4 Principal Balance has been reduced to zero, and then to the Class HE:A-5 Certificateholders until the Class HE:A-5 Principal Balance has been reduced to zero.

                      The "Sub-Pool HE Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) scheduled payments of principal due on each outstanding Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Home Equity Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Equity Contracts, (iv) the scheduled principal balance of each Home Equity Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through
                      (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment ate on which the Class HE: B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HE: B-2 Guaranty Payment and corresponding reduction in the Class HE: B-2 Principal Balance, minus (B) the Class HE:
                      A-1 ARM Formula Principal Distribution Amount.

                      The "Class HE: A-1 ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class
                      HE: A-1 ARM Certificates have been paid in full will generally be equal to the lesser of (A) the Class HE: A-1 ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Contract during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Contract during the related Due Period; (iii) the scheduled principal balance of each Adjustable Rate Contract that became a liquidated contract during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Contract repurchased by the Company during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class HE: A-1, A-2, A-3, A-4, A-5 and A-6 Certificates have been paid in full, (a) the Sub-Pool HE Senior Percentage times (x) the sum of the amounts described in clauses (i) through (v) of the definition of the Sub-Pool HE Formula Principal Distribution Amount less
                      (y) the sum of the amounts described in clauses (i) through (iv) of the definition of the Sub-Pool HE: A-1 ARM Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class
                      HE: A-1, A-2, A-3, A-4, A-5 and A-6 Certificates on such Payment Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:A PRINCIPAL
 (continued):         The Class HE:A-6 Certificateholders are entitled to
                      receive payments of the Class HE:A-6 Lockout Distribution
                      Amount specified below, provided, that if on any Payment
                      Date the Class HE:A-5 Certificate Principal Balance is zero, the Certificateholders of the Class HE:A-6
                      Certificates will be entitled to receive the entire Sub-
                      Pool HE Formula Principal Distribution Amount (less the amount, if any, distributed in respect of the Class HE:A-5
                      Certificates on such Payment Date).

                      The "Class HE:A-6 Lockout Distribution Amount" for any Payment Date will be the product of (i) the applicable Class HE:A-6 Lockout Percentage for such Payment Date and (ii) the Class HE:A-6 Lockout Pro Rata Distribution Amount for such Payment Date.

                      The "Class HE:A-6 Lockout Percentage" for each Payment Date shall be as follows:

                      Payment Dates                        Lockout Percentage

                      January 1998 -December 2000                  0%
                      January 2001 -December 2002                  20%
                      January 2003 -December 2003                  80%
                      January 2004 -December 2004                  100%
                      January 2005 and thereafter                  300%

                      The "Class HE:A-6 Lockout Pro Rata Distribution Amount" for any Payment Date will be an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class HE:A-6 Certificates immediately prior to such Payment Date and the denominator of which is the aggregate Certificate Balance of the Class HE:A-1, Class HE:A-2, Class HE:A-3, Class HE:A-4, Class HE:A-5, and Class HE:A-6 Principal Balances and (y) the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount.

Payment Dates         The Sub-Pool HE Senior Percentage will equal 100% if any
                      of the following exist:

                      i)   it is prior to January 2001 (month 36);
                      ii) the Class HE:B Principal Balance represents less than 9.80% of the Scheduled Principal Balance of Sub-Pool HE; and
                      iii) each Class HE:B Principal Distribution Test (see
                           below) is not satisfied.

                      Otherwise, the Sub-Pool HE Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HE:A Principal Balance (excluding the Class HE:A-1 ARM Principal Balance) and the Class HE:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HE for the immediately preceding Payment Date. The Class HE:A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS HE:M-1
 INTEREST:            After payment of Class HE:A Distribution Amount, interest
                      will be paid to the Class HE:M-1 Certificateholders in an amount equal to the product of (a) the Class HE:M-1 Pass-
                      Through Rate and (b) the then outstanding Class HE:M-1
                      Principal Balance (less the Class HE:M-1 Liquidation Loss
                      Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment
                      Date. Interest shortfalls will be carried forward, and will bear interest at the Class HE:M-1 Pass-Through Rate, to the extent legally permissible.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:M-1
 PRINCIPAL:           Class HE:M-1 Certificateholders will not receive principal until Class HE:A Principal Balance has been reduced to zero. At that time the Class HE:M-1 Certificateholders will be entitled to receive the Sub-Pool HE Senior
                      Percentage of the Sub-Pool HE Formula Principal
                      Distribution Amount, until the Class HE:M-1 Principal
                      Balance has been reduced to zero.

CLASS HE:M-2
 INTEREST:            After payment of Class HE:A and Class HE:M-1 Distribution
                      Amount, interest will be paid to the Class HE:M-2
                      Certificateholders in an amount equal to the product of
                      (a) the Class HE:M-2 Pass-Through Rate and (b) the then outstanding Class HE:M-2 Principal Balance (less the Class
                      HE:M-2 Liquidation Loss Principal Amount, if any).
                      Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment
                      Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest shortfalls will be carried forward, and will bear interest at the Class HE:M-2 Pass-Through Rate, to the extent legally permissible.

CLASS HE:M-2
 PRINCIPAL:           Class HE:M-2 Certificateholders will not receive principal until Class HE:A and Class HE:M-1 Principal Balances have been reduced to zero. At that time Class HE:M-2 will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount, until the Class HE:M-2 Principal Balance has been reduced to zero.

CLASS HE:B-1
 INTEREST:            After payment of Class HE:A, Class HE:M-1 and Class HE:M-2
                      Distribution Amounts, interest will be paid to the Class
                      HE:B-1 Certificateholders in an amount equal to the product of (a) the Class HE:B-1 Pass-Through Rate and (b) the then outstanding Class HE:B-1 Principal Balance (less the Class HE:B-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement
                      Date and thereafter will accrue from the most recent
                      Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-1 Pass-Through Rate, to the extent legally permissible.

CLASS HE:B-1
 PRINCIPAL:           The Class HE:B-1 Certificateholders will not receive
                      principal payments until (i) the Class HE:B Cross-over
                      Dateand (ii) such time as either (a) each Class HE:B
                      Principal Distribution Test is satisfied or (b) the Class
                      HE:A Principal Balance and the Class HE:M Principal
                      Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of Class
                      HE:A, Class HE:M Distribution Amounts and Class HE:B-1 interest, Class HE:B-1 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula Principal
                      Distribution Amount until Class HE:B-1 Principal Balance has been reduced to zero.

                      The Class HE:B Percentage will be equal to 100% minus the Sub-Pool HE Senior Percentage. The Class HE:B Percentage after the Class HE:A and Class HE:M Principal Balances have been reduced to zero will be equal to 100%.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:B PRINCIPAL
 DISTRIBUTION TESTS:  (i)   the Sub-Pool HE Average Sixty-Day Delinquency Ratio
                            with respect to Sub-Pool HE as of the given Payment
                            Date and the prior two Payment Dates must not exceed
                            6.0%;
                      (ii)  the Sub-Pool HE Average Thirty-Day Delinquency Ratio
                            with respect to Sub-Pool HE as of the given Payment
                            Date and the prior two Payment Dates must not exceed
                            12.0%;
                      (iii) the Sub-Pool HE Cumulative Realized Losses with
                            respect to Sub-Pool HE as of the given Payment Date must not exceed 7.5%;
                      (iv)  the Sub-Pool HE Current Realized Loss Ratio with
                            respect to Sub-Pool HE as of the given Payment Date must not exceed 2.0%; and
                      (v)   the Class HE:B Principal Balance divided by the Pool
                            Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date must be equal to or greater than 9.80%.

CLASS HE:B-2
 INTEREST:            After payment of Class HE:A, Class HE:M-1, Class HE:M-2
                      and Class HE:B-1 Distribution Amounts, interest will be paid to the Class HE:B-2 Certificateholders in an amount equal to the product of (a) the Class HE:B-2 Pass-Through
                      Rate and (b) the then outstanding Class HE:B-2 Principal
                      Balance (less the Class HE:B-2 Liquidation Loss Principal
                      Amount, if any). The Class HE:B-2 Limited Guaranty will be available to pay interest to the Class HE:B-2
                      Certificateholders if the Class HE:B-2 Remaining Amount
                      Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following
                      Payment Date. Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-2 Pass-Through
                      Rate, to the extent legally permissible.

CLASS HE:B-2
 PRINCIPAL:           The Class HE:B-2 Certificateholders will not receive
                      principal payments until the Class HE:B-1 Principal
                      Balance has been reduced to zero. At that time, if each Class HE:B Principal Distribution Test is satisfied
                      (unless the Class HE:A and Class HE:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE:A, the Class HE:M and the Class HE:B-1 Distribution Amounts and any amounts actually paid under the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Certificateholders will receive the Class
                      HE:B Percentage of the Sub-Pool HE Formula Principal
                      Distribution Amount until Class HE:B-2 Principal Balance has been reduced to zero.

                      On each Payment Date, the Class HE:B-2 Certificateholders will be entitled to receive pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

CLASS HE:B-2 LIMITED
 GUARANTY:            The Class HE:B-2 Limited Guaranty will be available to pay the Class HE: B-2 Liquidation Loss principal Amount and the Class HE:B-2 Distribution Amount. The Class HE:B-2
                      Limited Guaranty will be an unsecured general obligation of the Company.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           HOME IMPROVEMENT CONTRACTS

     The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

     The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through December 1, 1997. Green Tree intends to acquire and sell Additional Home Improvement Contracts to the Trust by the Closing Date and Subsequent Home Improvement Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Improvement Contracts sold to the Trust will vary materially from those of the Initial Home Improvement Contracts herein.

                 THE INITIAL HOME IMPROVEMENT CONTRACT SUB-POOL

        Number of Contracts in Sub-pool:                       5,986
        Wgt. Avg. Contract Rate:                              11.224%
        Range of Rates:                                7.50% - 18.25%
        Wgt. Avg. Orig. Maturity:                                211
        Wgt. Avg. Rem. Maturity:                                 209
        Avg. Rem. Princ. Balance:                     $    17,922.35


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                       INITIAL HOME IMPROVEMENT CONTRACTS

                                           % of HI Contract                          % of HI Contract
                                             Sub-Pool by     Aggregate Principal         Sub-Pool by
                      Number of               Number of           Balance                Outstanding
State                 Contracts               Contracts         Outstanding          Principal Balance
----------------      ----------           ----------------  -------------------   ---------------------
  CA                     673                   11.24%         $ 20,897,524.14              19.48%
  NY                     435                    7.27%            7,747,643.64               7.22%
  FL                     375                    6.26%            6,706,315.53               6.25%
  MI                     370                    6.18%            6,466,050.03               6.03%
  AZ                     283                    4.73%            5,734,952.56               5.35%
  NJ                     314                    5.25%            5,696,328.64               5.31%
  PA                     330                    5.51%            5,566,508.57               5.19%
  Other States*        3,206                   53.56%           48,467,878.26              45.18%
                       -----                  ------          ---------------             ------
    Total(1)           5,986                  100.00%         $107,283,201.37             100.00%
                       =====                  ======          ===============             ======

_______________
* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.

           YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                       % of HI Contract Sub-Pool by
                            Number of        Aggregate Principal          Outstanding Principal
Year of Origination         Contracts        Balance Outstanding                 Balance
-------------------         ---------        -------------------        ----------------------------
  1990                            1             $     33,322.03                    0.03%
  1996                           39                1,575,794.75                    1.47%
  1997                        5,946              105,674,084.59                   98.50%
                              -----             ---------------                  ------
    Total(1)                  5,986             $107,283,201.37                  100.00%
                              =====             ===============                  ======

(1) Percentages do not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

       DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                                                      % of HI Contract Sub-Pool
Original HI Contract                   Number of            Aggregate Principal       by Outstanding Principal
Amount (in Dollars)                    Contracts            Balance Outstanding              Balance
----------------------------------     ----------          ---------------------     -------------------------
Less than $10,000.01                      1,555            $ 11,044,308.60                      10.29%
Between $10,000.01-$20,000.00             2,487              35,866,212.34                      33.43%
Between $20,000.01-$30,000.00             1,193              28,611,100.98                      26.67%
Between $30,000.01-$40,000.00               419              14,024,851.35                      13.07%
Between $40,000.01-$50,000.00               176               7,584,971.53                       7.07%
Between $50,000.01-$60,000.00                85               4,456,474.51                       4.15%
Between $60,000.01-$70,000.00                36               2,232,541.69                       2.08%
Between $70,000.01-$80,000.00                18               1,350,365.24                       1.26%
Between $80,000.01-$90,000.00                 3                 245,599.47                       0.23%
Between $90,000.01-$100,000.00                2                 186,878.58                       0.17%
Between $100,000.01-$110,000.00               2                 205,087.14                       0.19%
Between $110,000.01-$120,000.00               1                 117,309.90                       0.11%
Between $120,000.01-$130,000.00               3                 376,791.51                       0.35%
Between $130,000.01-$140,000.00               1                 137,187.39                       0.13%
Between $140,000.01-$150,000.00               1                 149,419.11                       0.14%
Between $150,000.01-$160,000.00               1                 151,755.29                       0.14%
Between $160,000.01-$170,000.00               1                 163,247.99                       0.15%
Between $170,000.01-$180,000.00               1                 175,761.10                       0.16%
Between $180,000.01-$210,000.00               1                 203,337.65                       0.19%
                                          -----            ---------------                     ------
    Total(1)                              5,986            $107,283,201.37                     100.00%
                                          =====            ===============                     ======



                    INITIAL HOME IMPROVEMENT CONTRACT RATES

                                                                                     % of HI Contract Sub-Pool
Range of HI Contracts by                Number of           Aggregate Principal      by Outstanding Principal
Contract Rates                          Contracts           Balance Outstanding                Balance
----------------------------------     ----------          ---------------------     -------------------------
From 7.001%-8.000%                            6            $    218,715.55                     0.20%
From 8.001%-9.000%                          175               3,645,238.76                     3.40%
From 9.001%-10.000%                       1,038              27,718,710.05                    25.84%
From 10.001%-11.000%                      1,548              31,071,347.93                    28.96%
From 11.001%-12.000%                        858              14,905,947.12                    13.89%
From 12.001%-13.000%                      1,050              14,898,527.66                    13.89%
From 13.001%-14.000%                        824               8,658,876.66                     8.07%
From 14.001%-15.000%                        399               5,099,711.48                     4.75%
From 15.001%-16.000%                         69                 850,631.68                     0.79%
From 16.001%-17.000%                         18                 207,675.48                     0.19%
Over 17.001%                                  1                   7,819.00                     0.01%
                                          -----            ---------------                   ------
    Total(1)                              5,986            $107,283,201.37                   100.00%
                                          =====            ===============                   ======

(1) Percentages do not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

       REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                    % of HI Contract Sub-Pool
                                       Number of            Aggregate Principal      by Outstanding Principal
Months Remaining                       Contracts            Balance Outstanding               Balance
----------------------------------     ----------          ---------------------     -------------------------
  Less than 37                                71               $    405,952.45                    0.38%
  37-60                                      407                  3,468,625.69                    3.23%
  61-84                                      246                  2,186,208.07                    2.04%
  85-108                                     124                  1,104,752.67                    1.03%
  109-132                                  1,568                 20,221,749.82                   18.85%
  133-156                                     54                    750,658.61                    0.70%
  157-180                                  1,462                 26,471,107.73                   24.67%
  181-204                                      6                    105,067.43                    0.10%
  205-228                                      3                     42,851.71                    0.04%
  229-252                                    738                 15,690,204.27                   14.63%
  253-300                                  1,306                 36,768,379.40                   34.27%
  301-360                                      1                     67,643.52                    0.06%
                                           -----               ---------------                  ------
    Total(1)                               5,986               $107,283,201.37                  100.00%
                                           =====               ===============                  ======

              LIEN POSITION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                    % of HI Contract Sub-Pool
                                        Number of           Aggregate Principal      by Outstanding Principal
Lien Position                           Contracts           Balance Outstanding              Balance
----------------------------------     ----------          ---------------------     -------------------------
First                                        399               $  6,207,750.39                    5.79%
Second                                     4,424                 81,519,557.88                   75.99%
Third                                      1,141                 19,411,382.81                   18.09%
Fourth                                        22                    144,510.29                    0.13%
                                           -----               ---------------                  ------
    Total(1)                               5,986               $107,283,201.37                  100.00%
                                           =====               ===============                  ======

(1) Percentages do not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             HOME EQUITY CONTRACTS

     The Home Equity Contracts comprising Sub-Pool HE consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Contracts"). All Home Equity Contracts which are not Adjustable Rate Contracts are referred herein as "Fixed Rate Home Equity Contracts." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

     The information concerning the Initial Home Equity Contracts presented below is based on the current pool. Green Tree intends to acquire and sell Additional Home Equity Contracts to the Trust by the Closing Date and Subsequent Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Equity Contracts will differ from the characteristics of the Initial Home Equity Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Contracts sold to the Trust will vary materially from those of the Initial Home Equity Contracts herein.

                   THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

Number of Contracts in Sub-pool:                                      8,597
Wgt. Avg. Contract Rate:                                             11.883%
Range of Rates:                                               6.75% - 19.99%
Wgt. Avg. Orig. Maturity:                                               236
Wgt. Avg. Rem. Maturity:                                                235
Avg. Rem. Princ. Balance:                                    $    50,597.62
Wgt. Avg. CLTV:                                                       87.02%


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                    INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                           % of HE Contract
                                          % of HE Contract                                    Sub-Pool by
                     Number of          Sub-Pool by Number of    Aggregate Principal     Outstanding Principal
State                Contracts                Contracts          Balance Outstanding            Balance
-----             ---------------       ---------------------    -------------------     ---------------------
OH                      690                     8.03%             $ 32,960,978.97                 7.58%
GA                      537                     6.25%               26,839,005.44                 6.17%
NC                      518                     6.03%               26,158,595.46                 6.01%
PA                      446                     5.19%               24,738,133.95                 5.69%
FL                      524                     6.10%               23,222,490.80                 5.34%
IL                      410                     4.77%               22,764,766.98                 5.23%
MI                      381                     4.43%               22,694,818.77                 5.22%
NY                      360                     4.19%               22,519,029.70                 5.18%
Other*                4,731                    55.03%              233,089,888.74                53.59%
                      -----                    ------             ---------------                ------
    Total(1)          8,597                   100.00%             $434,987,708.81               100.00%
                      =====                    ======             ===============                ======

_______________
* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Contracts Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

        YEAR OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                       % of HE Contract Sub-Pool
                             Number of        Aggregate Principal      by Outstanding Principal
Year of Origination          Contracts        Balance Outstanding              Balance
-------------------          ---------       ---------------------     ------------------------
  1968                             1            $        735.72                      *
  1975                             2                  13,909.83                      *
  1976                             3                  65,472.33                   0.02%
  1977                             1                  20,776.66                      *
  1978                             2                  43,600.60                   0.01%
  1983                             1                   1,505.42                      *
  1986                             3                  66,752.58                   0.02%
  1989                             1                  11,070.82                      *
  1994                             1                  15,020.87                      *
  1995                             3                 197,059.66                   0.05%
  1996                            10                 457,100.36                   0.11%
  1997                         8,569             434,094,703.96                  99.79%
                               -----            ---------------                 ------
    Total(1)                   8,597            $434,987,708.81                 100.00%
                               =====            ===============                 ======

_______________
* Indicates an amount greater than 0.00% but less than 0.005%

                 INITIAL FIXED RATE HOME EQUITY CONTRACT RATES

                                                                       % of HE Contract Sub-Pool
Range of HE Contracts        Number of        Aggregate Principal      by Outstanding Principal
by Contract Rates            Contracts        Balance Outstanding              Balance
--------------------         ---------       ---------------------     ------------------------
From 0.000%-8.000%                 7            $    652,725.86                   0.15%
From 8.001%-9.000%                45               3,820,544.28                   0.88%
From 9.001%-10.000%              406              34,282,644.06                   7.88%
From 10.001%-11.000%           1,455             118,410,906.71                  27.22%
From 11.001%-12.000%           1,632              94,647,671.78                  21.76%
From 12.001%-13.000%           2,173              94,378,468.12                  21.70%
From 13.001%-14.000%           1,645              57,220,814.99                  13.15%
From 14.001%-15.000%             644              19,047,309.00                   4.38%
From 15.001%-16.000%             307               7,663,616.80                   1.76%
From 16.001%-17.000%             178               2,873,645.41                   0.66%
From 17.001%-18.000%              88               1,719,796.13                   0.40%
Over 18.001%                      17                 269,565.67                   0.06%
                               -----            ---------------                 ------
   Total                       8,597            $434,987,708.81                 100.00%
                               =====            ===============                 ======

(1) Percentages do not add to 100% due to rounding.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

    DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                                            % of HE Contract Sub-Pool
Original HE Contract              Number of        Aggregate Principal      by Outstanding Principal
Amount (in Dollars)               Contracts        Balance Outstanding              Balance
--------------------              ---------       ---------------------     ------------------------
Less than $10,000.01                   275            $  2,413,893.62                  0.55%
Between $10,000.01-$20,000.00        1,566              24,426,235.72                  5.62%
Between $20,000.01-$30,000.00        1,432              36,030,833.34                  8.28%
Between $30,000.01-$40,000.00        1,153              40,288,999.38                  9.26%
Between $40,000.01-$50,000.00          853              38,606,579.51                  8.88%
Between $50,000.01-$60,000.00          771              42,466,791.50                  9.76%
Between $60,000.01-$70,000.00          608              39,349,600.66                  9.05%
Between $70,000.01-$80,000.00          474              35,264,624.47                  8.11%
Between $80,000.01-$90,000.00          357              30,241,221.99                  6.95%
Between $90,000.01-$100,000.00         242              23,042,962.37                  5.30%
Between $100,000.01-$110,000.00        173              18,219,743.70                  4.19%
Between $110,000.01-$120,000.00        160              18,411,440.00                  4.23%
Between $120,000.01-$130,000.00        128              15,950,119.94                  3.67%
Between $130,000.01-$140,000.00         98              13,186,739.51                  3.03%
Between $140,000.01-$150,000.00         70              10,137,020.79                  2.33%
Between $150,000.01-$160,000.00         56               8,685,868.14                  2.00%
Between $160,000.01-$170,000.00         28               4,589,635.34                  1.06%
Between $170,000.01-$180,000.00         38               6,654,005.62                  1.53%
Between $180,000.01-$190,000.00         23               4,249,640.48                  0.98%
Between $190,000.01-$200,000.00         23               4,480,775.28                  1.03%
Between $200,000.01-$250,000.00         43               9,645,595.01                  2.22%
Between $250,000.01-$300,000.00         12               3,262,190.25                  0.75%
Between $300,000.01-$350,000.00          7               2,262,514.19                  0.52%
Between $350,000.01-$500,000.00          6               2,537,774.80                  0.58%
More than $500,000.00                    1                 582,903.20                  0.13%
                                     -----            ---------------                ------
   Total(1)                          8,597            $434,987,708.81                100.00%
                                     =====            ===============                ======

(1) Percentages do not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

    REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                       % of HE Contract Sub-Pool
                             Number of        Aggregate Principal      by Outstanding Principal
Months Remaining             Contracts        Balance Outstanding              Balance
-------------------          ---------       ---------------------     ------------------------
  Less than 37                     8            $     38,632.16                  0.01%
  37-60                          148               2,104,973.61                  0.48%
  61-84                           92               2,572,003.76                  0.59%
  85-108                          20                 557,082.02                  0.13%
  109-132                        755              19,090,809.82                  4.39%
  133-156                         39               1,518,272.00                  0.35%
  157-180                      3,570             163,605,644.89                 37.61%
  181-204                          8                 226,582.81                  0.05%
  205-228                          8                 728,744.00                  0.17%
  229-264                      2,417             126,452,480.76                 29.07%
  265-300                        703              47,890,492.97                 11.01%
  301-336                          4                 289,027.36                  0.07%
  337-360                        825              69,912,962.65                 16.07%
                               -----            ---------------                ------
   Total(1)                    8,597            $434,987,708.81                100.00%
                               =====            ===============                ======

           LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                       % of HE Contract Sub-Pool
                             Number of        Aggregate Principal      by Outstanding Principal
Lien                         Contracts        Balance Outstanding              Balance
-------------------          ---------       ---------------------     ------------------------
  First                        4,538            $323,133,598.22                 74.29%
  Second                       3,984             110,612,750.04                 25.43%
  Third                           75               1,241,360.55                  0.29%
                               -----            ---------------                ------
    Total(1)                   8,597            $434,987,708.81                100.00%
                               =====            ===============                ======



    COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                       % of HE Contract Sub-Pool
Combined                     Number of        Aggregate Principal      by Outstanding Principal
Loan-to-Value Ratio          Contracts        Balance Outstanding              Balance
-------------------          ---------       ---------------------     ------------------------
Less than 60.001%                443            $ 15,322,349.08                   3.52%
60.001%-70.000%                  393              17,715,509.69                   4.07%
70.001%-80.000%                 1118              57,306,676.10                  13.17%
80.001%-90.000%                 3041             158,994,925.97                  36.55%
90.001%-100.000%                3549             182,024,991.36                  41.85%
100.001%-110.000%                 44               3,028,682.90                   0.70%
Over 110.000%                      9                 594,573.71                   0.14%
                               -----            ---------------                 ------
   Total(1)                    8,597            $434,987,708.81                 100.00%
                               =====            ===============                 ======

(1) Percentages do not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                   THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                 INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

Number of Contracts in Sub-pool:                                        992
Wgt. Avg. Contract Rate:                                             10.002%
Range of Rates:                                               6.75% - 14.00%
Wgt. Avg. Orig. Maturity:                                               360
Wgt. Avg. Rem. Maturity:                                                359
Avg. Rem. Princ. Balance:                                    $   112,213.37
Wgt. Avg. CLTV:                                                       84.65%


                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                 INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                           % of HE Contract
                                          % of HE Contract                                    Sub-Pool by
                     Number of          Sub-Pool by Number of    Aggregate Principal     Outstanding Principal
State                Contracts                Contracts          Balance Outstanding            Balance
-----             ---------------       ---------------------    -------------------     ---------------------
 CA                      67                     6.75%              $ 12,166,036.42              10.93%
 WA                      76                     7.66%                 9,520,000.65               8.55%
 MD                      54                     5.44%                 8,595,938.32               7.72%
 IL                      65                     6.55%                 6,986,660.04               6.28%
 TX                      75                     7.56%                 6,541,916.35               5.88%
 Other*                 655                    66.03%                67,505,111.08              60.64%
                        ---                    ------              ---------------             ------
   Total(1)             992                   100.00%              $111,315,662.86             100.00%
                        ===                    ======              ===============             ======

_______________
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.

      YEAR OF ORIGINATION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                       % of HE Contract Sub-Pool
                             Number of        Aggregate Principal      by Outstanding Principal
Year of Origination          Contracts        Balance Outstanding              Balance
-------------------          ---------       ---------------------     ------------------------
  1997                           992            $111,315,662.86                100.00%
                                 ---            ---------------                ------
   Total                         992            $111,315,662.86                100.00%
                                 ===            ===============                ======

(1) Percentages do not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

 DISTRIBUTION OF ORIGINAL INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT AMOUNTS

                                                                            % of HE Contract Sub-Pool
Original HE Contract              Number of        Aggregate Principal      by Outstanding Principal
Amount (in Dollars)               Contracts        Balance Outstanding              Balance
--------------------              ---------       ---------------------     ------------------------
Between $10,000.01-$20,000.00          8            $    146,761.70                    0.13%
Between $20,000.01-$30,000.00         15                 390,777.55                    0.35%
Between $30,000.01-$40,000.00         37               1,311,725.14                    1.18%
Between $40,000.01-$50,000.00         62               2,860,206.94                    2.57%
Between $50,000.01-$60,000.00         73               4,034,988.36                    3.62%
Between $60,000.01-$70,000.00         67               4,343,343.24                    3.90%
Between $70,000.01-$80,000.00         75               5,650,472.81                    5.08%
Between $80,000.01-$90,000.00         97               8,233,388.62                    7.40%
Between $90,000.01-$100,000.00        81               7,744,549.69                    6.96%
Between $100,000.01-$110,000.00       65               6,846,091.41                    6.15%
Between $110,000.01-$120,000.00       62               7,113,868.09                    6.39%
Between $120,000.01-$130,000.00       56               7,007,248.17                    6.29%
Between $130,000.01-$140,000.00       42               5,675,430.42                    5.10%
Between $140,000.01-$150,000.00       41               5,950,643.81                    5.35%
Between $150,000.01-$160,000.00       34               5,302,539.37                    4.76%
Between $160,000.01-$170,000.00       28               4,632,594.09                    4.16%
Between $170,000.01-$180,000.00       22               3,846,619.08                    3.46%
Between $180,000.01-$190,000.00       25               4,616,395.76                    4.15%
Between $190,000.01-$200,000.00       10               1,942,271.59                    1.74%
Between $200,000.01-$250,000.00       48              10,719,035.26                    9.63%
Between $250,000.01-$300,000.00       30               8,133,081.22                    7.31%
Between $300,000.01-$350,000.00       10               3,249,692.74                    2.92%
Between $350,000.01-$500,000.00        4               1,563,937.80                    1.40%
                                     ---            ---------------                  ------
   Total(1)                          992            $111,315,662.86                  100.00%
                                     ===            ===============                  ======

              INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT RATES

                                                                       % of HE Contract Sub-Pool
Range of HE Contracts        Number of        Aggregate Principal      by Outstanding Principal
by Contract Rates            Contracts        Balance Outstanding              Balance
--------------------         ---------       ---------------------     ------------------------
From 0.000%-8.000%               22            $  3,688,530.69                    3.31%
From 8.001%-9.000%              144              18,667,084.74                   16.77%
From 9.001%-10.000%             286              35,515,082.23                   31.90%
From 10.001%-11.000%            360              37,894,541.41                   34.04%
From 11.001%-12.000%            142              13,005,637.26                   11.68%
From 12.001%-13.000%             32               2,178,863.84                    1.96%
From 13.001%-14.000%              6                 365,922.69                    0.33%
                                ---            ---------------                  ------
   Total(1)                     992            $111,315,662.86                  100.00%
                                ===            ===============                  ======

(1) Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

 REMAINING MONTHS TO MATURITY OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                       % of HE Contract Sub-Pool
                             Number of        Aggregate Principal      by Outstanding Principal
Months Remaining             Contracts        Balance Outstanding              Balance
-------------------          ---------       ---------------------     ------------------------
  349-360                       992             $111,315,662.86                 100.00%
                                ---             ---------------                 ------
   Total                        992             $111,315,662.86                 100.00%
                                ===             ===============                 ======

        LIEN POSITION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                       % of HE Contract Sub-Pool
                             Number of        Aggregate Principal      by Outstanding Principal
Lien                         Contracts        Balance Outstanding              Balance
-------------------          ---------       ---------------------     ------------------------
  First                          992            $111,315,662.86                 100.00%
                                 ---            ---------------                 ------
    Total                        992            $111,315,662.86                 100.00%
                                 ===            ===============                 ======



 COMBINED LOAN-TO-VALUE RATIO OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                       % of HE Contract Sub-Pool
Combined                     Number of        Aggregate Principal      by Outstanding Principal
Loan-to-Value Ratio          Contracts        Balance Outstanding              Balance
-------------------          ---------       ---------------------     ------------------------
Less than 60.001%                28             $  1,665,979.37                   1.50%
60.001%-70.000%                  46                3,801,099.62                   3.41%
70.001%-80.000%                 293               31,099,779.77                  27.94%
80.001%-90.000%                 550               65,613,837.92                  58.94%
90.001%-100.000%                 72                8,801,246.23                   7.91%
100.001%-115.000%                 2                  165,797.50                   0.15%
Over 115.001%                     1                  167,922.45                   0.15%
                                ---             ---------------                 ------
   Total(1)                     992             $111,315,662.86                 100.00%
                                ===             ===============                 ======

(1) Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

 MONTH OF NEXT RATE ADJUSTMENT OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                              % of Adjustable Rate
                                    Number of       Aggregate Principal      Contracts by Outstanding
Month of Next Rate Adjustment       Contracts       Balance Outstanding         Principal Balance
-----------------------------       ----------      -------------------      ------------------------
December 1997                            16           $  1,475,998.19                  1.33%
January 1998                             36              3,632,293.70                  3.26%
February 1998                            58              6,362,608.06                  5.72%
March 1998                               56              5,360,742.65                  4.82%
April 1998                               30              2,828,914.42                  2.54%
May 1998                                  5                486,103.48                  0.44%
September 1998                            4                429,977.43                  0.39%
March 1999                                4                378,069.70                  0.34%
April 1999                                6                903,571.53                  0.81%
May 1999                                  9                887,888.61                  0.80%
June 1999                                40              4,708,452.81                  4.23%
July 1999                               141             16,073,183.57                 14.44%
August 1999                             233             24,723,106.99                 22.21%
September 1999                          231             28,672,762.92                 25.76%
October 1999                            108             12,678,212.12                 11.39%
November 1999                             3                295,500.00                  0.27%
April 2000                                1                159,855.07                  0.14%
July 2000                                 1                 60,320.40                  0.05%
August 2000                               4                499,355.16                  0.45%
September 2000                            6                698,746.05                  0.63%
                                        ---           ---------------                ------
   Total (1)                            992           $111,315,662.86                100.00%
                                        ===           ===============                ======

 DISTRIBUTION OF GROSS MARGIN OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                              % of Adjustable Rate
                                    Number of       Aggregate Principal      Contracts by Outstanding
Gross Margin                        Contracts       Balance Outstanding         Principal Balance
-----------------------------       ----------      -------------------      ------------------------
3.001%-3.500%                            1            $    132,827.41                  0.12%
3.501%-4.000%                            0                       0.00                     0%
4.001%-4.500%                           11               1,447,585.14                  1.30%
4.501%-5.000%                          284              34,952,229.22                 31.40%
5.001%-5.500%                          194              23,234,925.83                 20.87%
5.501%-6.000%                          171              17,820,562.63                 16.01%
6.001%-6.500%                          124              13,554,286.39                 12.18%
6.501%-7.000%                           96              11,390,209.12                 10.23%
7.001%-7.500%                           56               4,677,343.84                  4.20%
7.501%-8.000%                           28               2,338,910.64                  2.10%
8.001%-8.500%                           10                 773,161.46                  0.69%
8.501%-9.000%                           12                 760,643.41                  0.68%
9.001%-9.500%                            1                  63,186.73                  0.06%
9.501%-10.000%                           3                 123,419.50                  0.11%
10.001%-10.500%                          1                  46,371.54                  0.04%
                                       ---            ---------------                ------
   Total (1)                           992            $111,315,662.86                100.00%
                                       ===            ===============                ======

(1) Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

      MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                              % of Adjustable Rate
                                    Number of       Aggregate Principal      Contracts by Outstanding
Maximum Loan Rate                   Contracts       Balance Outstanding         Principal Balance
-----------------------------       ----------      -------------------      ------------------------
Less than 14.001%                        35           $  4,963,767.53                  4.46%
14.001%-14.500%                          38              5,984,282.37                  5.38%
14.501%-15.000%                          75              9,304,218.76                  8.36%
15.001%-15.500%                          82             11,921,433.20                 10.71%
15.501%-16.000%                         148             17,539,255.60                 15.76%
16.001%-16.500%                         184             19,959,063.23                 17.93%
16.501%-17.000%                         174             18,933,338.77                 17.01%
17.001%-17.500%                         111             10,933,756.94                  9.82%
17.501%-18.000%                          83              7,386,854.37                  6.64%
Over 18.000%                             62              4,389,692.09                  3.94%
                                        ---           ---------------                ------
   Total (1)                            992           $111,315,662.86                100.00%
                                        ===           ===============                ======

       MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                              % of Adjustable Rate
                                    Number of       Aggregate Principal      Contracts by Outstanding
Minimum Loan Rate                   Contracts       Balance Outstanding         Principal Balance
-----------------------------       ----------      -------------------      ------------------------
4.501%-5.000%                             1           $     99,000.00                   0.09%
5.001%-5.500%                             3                304,671.27                   0.27%
5.501%-6.000%                             3                386,186.42                   0.35%
6.001%-6.500%                             1                 87,254.74                   0.08%
6.501%-7.000%                             1                288,000.00                   0.26%
7.001%-7.500%                             8              1,234,693.57                   1.11%
7.501%-8.000%                            17              2,726,941.68                   2.45%
8.001%-8.500%                            45              7,109,570.75                   6.39%
8.501%-9.000%                            95             10,950,415.14                   9.84%
9.001%-9.500%                           105             13,971,440.47                  12.55%
9.501%-10.000%                          175             20,853,997.72                  18.73%
10.001%-10.500%                         195             21,090,849.32                  18.95%
10.501%-11.000%                         164             16,768,149.91                  15.06%
11.001%-11.500%                          87              8,374,214.15                   7.52%
11.501%-12.000%                          54              4,525,491.19                   4.07%
12.001%-12.500%                          20              1,255,734.97                   1.13%
12.501%-13.000%                          12                923,128.87                   0.83%
13.001%-13.500%                           5                319,551.15                   0.29%
13.501%-14.000%                           1                 46,371.54                   0.04%
                                        ---           ---------------                 ------
   Total (1)                            992           $111,315,662.86                 100.00%
                                        ===           ===============                 ======

(1) Percentages do not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES
                   FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

                         7.5% CPR             11.25% CPR             15% CPR             18.75% CPR            22.5% CPR
                       WAL/Maturity          WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity
                     ----------------      ----------------     -----------------    -----------------    -----------------
To Call
A-1                     1.69 - 5/15/01       1.26 - 7/15/00       1.00 - 1/15/00       0.83 - 8/15/99       0.70 - 5/15/99
A - 2                   4.88 - 7/15/04       3.75 - 1/15/03       3.00 - 1/15/02       2.48 - 5/15/01      2.09 - 10/15/00
A - 3                  9.30 - 12/15/10       7.39 - 5/15/08       6.04 - 2/15/06       5.00 - 7/15/04       4.15 - 5/15/03
M - 1                  13.99 - 3/15/12      10.57 - 7/15/08       8.16 - 2/15/06       6.58 - 7/15/04       5.41 - 5/15/03
M - 2                  14.24 - 3/15/12      10.58 - 7/15/08       8.16 - 2/15/06       6.58 - 7/15/04       5.41 - 5/15/03
B - 1                   8.61 - 8/15/10       6.84 - 2/15/08       5.60 - 2/15/06       4.75 - 7/15/04       4.39 - 5/15/03
B - 2                  14.02 - 3/15/12      10.56 - 7/15/08       8.16 - 2/15/06       6.58 - 7/15/04       5.41 - 5/15/03

To Maturity
A - 3                  9.30 - 12/15/10       7.39 - 5/15/08       6.05 - 8/15/06       5.04 - 4/15/05       4.21 - 2/15/04
M - 1                  14.93 - 9/15/15      12.31 - 7/15/12      10.25 - 6/15/10       8.69 - 7/15/08      7.41 - 12/15/06
M - 2                 20.73 - 11/15/22     18.15 - 11/15/22     15.74 - 11/15/22     13.66 - 11/15/22     11.83 - 11/15/22
B - 1                   8.61 - 8/15/10       6.84 - 2/15/08       5.61 - 6/15/06       4.79 - 3/15/05       4.52 - 8/15/04
B - 2                 16.91 - 11/15/22     14.33 - 11/15/22     12.18 - 11/15/22     10.55 - 11/15/22      9.56 - 11/15/22

                          CPR PREPAYMENT SENSITIVITIES
                     FOR HOME EQUITY CONTRACT CERTIFICATES


                        50% of Base*         75% of Base*         100% of Base*        125% of Base*        150% of Base*
                        WAL/Maturity         WAL/Maturity          WAL/Maturity         WAL/Maturity         WAL/Maturity
                      ----------------     ----------------     -----------------    -----------------    -----------------
To Call
A - 1 ARM               5.93 - 6/15/11       4.01 - 9/15/07       2.95 - 4/15/05       2.28 - 9/15/03       1.81 - 7/15/02
A - 1                   1.72 - 5/15/01       1.25 - 5/15/00      1.00 - 10/15/99       0.85 - 6/15/99       0.74 - 4/15/99
A - 2                   4.75 - 7/15/04       3.29 - 5/15/02       2.50 - 3/15/01       2.03 - 7/15/00       1.71 - 2/15/00
A - 3                   8.52 - 6/15/08       5.53 - 3/15/05      4.00 - 10/15/02       3.08 - 9/15/01      2.53 - 11/15/00
A - 4                  10.87 - 3/15/09      7.70 - 01/15/06       5.05 - 4/15/03      3.85 - 12/15/01       3.00 - 1/15/01
A - 5                  11.68 - 2/15/10      8.41 - 10/15/06       5.85 - 8/15/04       4.17 - 5/15/02       3.23 - 5/15/01
A - 6                  7.03 - 12/15/09       6.26 - 8/15/06       5.51 - 8/15/04       4.56 - 3/15/03       3.71 - 2/15/02
A - 7 IO               2.99 - 12/15/00      2.99 - 12/15/00      2.99 - 12/15/00      2.99 - 12/15/00      2.99 - 12/15/00
M - 1                  14.15 - 3/15/12      10.43 - 7/15/08       7.99 - 2/15/06       6.34 - 7/15/04       5.14 - 5/15/03
M - 2                  14.24 - 3/15/12     10.58/ - 7/15/08       8.16 - 2/15/06       6.58 - 7/15/04       5.41 - 5/15/03
B - 1                   7.99 - 6/15/10      5.61 - 10/15/06       4.68 - 2/15/06       4.40 - 7/15/04       4.17 - 5/15/03
B - 2                  14.20 - 3/15/12      10.48 - 7/15/08       8.16 - 2/15/06       6.58 - 7/15/04       5.41 - 5/15/03

To Maturity
M - 1                 14.64 - 12/15/13     11.10 - 10/15/10      8.41 - 10/15/07       6.58 - 8/15/05       5.28 - 3/15/04
M - 2                  18.55 - 9/15/27      14.94 - 8/15/27      12.00 - 2/15/27       9.62 - 7/15/25       7.83 - 3/15/23
B - 1                   7.99 - 6/15/10      5.61 - 10/15/06       4.69 - 7/15/07       4.52 - 4/15/06       4.35 - 1/15/05
B - 2                 23.45 - 12/15/27     17.62 - 12/15/27     14.10 - 12/15/27     11.55 - 11/15/27      9.60 - 10/15/27

_______________
* The Fixed Rate Home Equity Contracts will be priced using 100% of Base Prepayment Assumption. 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 5% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.82% (precisely, 20/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 25%. The Adjustable Rate Home Equity Contracts will be priced using a constant prepayment rate of 25% CPR. The Home Improvement Contracts will be priced using a constant prepayment rate of 15% CPR.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.